                                                                      EXHIBIT 21

                    SUN HEALTHCARE GROUP, INC. SUBSIDIARIES
                              AS OF MARCH 25, 1998

                                                                                              JURISDICTION OF
                                                                                               INCORPORATION
                                                                                         -------------------------
CareerStaff Unlimited, Inc.............................................................  Delaware
  CareerStaff Management, Inc..........................................................  Delaware
  Healthcare Staff Resources, Inc......................................................  Texas
  PRI, Inc.............................................................................  Delaware

Columbia Health Care Inc...............................................................  Canada
  Accelerated Rehab Centre Inc.........................................................  Ontario
  Accident Rehabilitation Centers Inc..................................................  Ontario
  Aqua Rehabilitation Inc..............................................................  Ontario
  Argus Sports Clinic Inc..............................................................  Ontario
  Canadian Injury Recovery Clinic (Ottawa) Ltd.........................................  Ontario
  Columbia Centre for Rehabilitation, Inc..............................................  Ontario
  Columbia Rehabilitation Centre (B.C.) Inc............................................  British Columbia
  Community Therapists Inc.............................................................  British Columbia
  Early Treatment Centre for Industrial Injuries Inc...................................  Ontario
  Fat PCGS Inc.........................................................................  Ontario
  Pelham Rehabilitation Associates Inc.................................................  Ontario
  PKS Rehabilitation Complex Inc.......................................................  Ontario
  Rehabilitation and Occupational Health Associates of Canada Inc......................  Alberta
    Western Occupational Rehabilitation Centre (Calgary) Ltd...........................  Alberta
  The St. Catherines Clinic Limited Partnership........................................  Ontario
  1066145 Ontario Inc. (inactive)......................................................  Ontario
  2817381 Canada Inc...................................................................  Canada
  995478 Ontario Limited...............................................................  Ontario

Masthead Corporation...................................................................  New Mexico

Nectarine Acquisition Corporation......................................................  Nevada

Peach Acquisition Corporation..........................................................  Colorado

Regency Health Services, Inc...........................................................  Delaware
  Braswell Enterprises, Inc............................................................  California
  Brittany Rehabilitation Center, Inc..................................................  California
  Care Enterprises, Inc................................................................  Delaware
    Americare Homecare, Inc............................................................  Ohio
    Americare Homecare of West Virginia, Inc...........................................  West Virginia
    Americare Midwest, Inc.............................................................  Ohio
    Americare of West Virginia, Inc....................................................  West Virginia
    --Beckley Health Care Corp.........................................................  West Virginia
    --Dunbar Health Care Corp..........................................................  West Virginia
    --Putnam Health Care Corp..........................................................  West Virginia
    --Salem Health Care Corp...........................................................  West Virginia
    Care Development Corp..............................................................  California
    Care Enterprises West..............................................................  Utah
    --Brel, Inc........................................................................  California

                                                                                              JURISDICTION OF
                                                                                               INCORPORATION
                                                                                         -------------------------
    --Care Home Health Services........................................................  California
    Care Finance, Inc..................................................................  California
    Circleville Health Care Corp.......................................................  Ohio
    Glenville Health Care, Inc.........................................................  West Virginia
    Hampshire Insurance Company Limited................................................  Turks & Caicos Island
    Healthcare Network.................................................................  California
    Marion Health Care Corp............................................................  Ohio
    New Lexington Health Care Corp.....................................................  Ohio
    Sunset Villa Corp..................................................................  New Mexico
  Carmichael Rehabilitation Center.....................................................  California
  Casa de Vida Rehabilitation Center...................................................  California
  Coalinga Rehabilitation Center.......................................................  California
  Covina Rehabilitation Center.........................................................  California
  Evergreen Rehabilitation Center......................................................  California
  Fairfield Rehabilitation Center......................................................  California
  First Class Pharmacy, Inc............................................................  California
    Executive Pharmacy, Inc............................................................  North Carolina
  Fullerton Rehabilitation Center......................................................  California
  Glendora Rehabilitation Center.......................................................  California
  Grand Terrace Rehabilitation Center..................................................  California
  Hallmark Health Services, Inc........................................................  Delaware
  Harbor View Rehabilitation Center....................................................  California
  Hawthorne Rehabilitation Center......................................................  California
  Heritage Rehabilitation Center.......................................................  California
  Heritage-Torrance Rehabilitation Center..............................................  California
  Huntington Beach Convalescent Hospital...............................................  California
  Jackson Rehabilitation Center, Inc...................................................  California
  Linda-Mar Rehabilitation Center......................................................  California
  Meadowbrook Rehabilitation Center....................................................  California
  Meadowview Rehabilitation Center.....................................................  California
  Newport Beach Rehabilitation Center..................................................  California
  Oasis Mental Health Treatment Center, Inc............................................  California
  Paradise Rehabilitation Center, Inc..................................................  California
  Paso Robles Rehabilitation Center....................................................  California
  Regency High School, Inc.............................................................  California
  Regency--North Carolina, Inc.........................................................  North Carolina
  Regency Occupational Medicine Services, Inc..........................................  California
  Regency Outpatient Services, Inc.....................................................  California
    Pacific Beach Physical Therapy, Inc................................................  California
    Peachwood Physical Therapy Corporation.............................................  California
  Regency Rehab Hospitals, Inc.........................................................  California
    Orange Rehabilitation Hospital, Inc................................................  Delaware
    RehabWorks of California, Inc......................................................  California
    San Bernardino Rehabilitation Hospital, Inc........................................  Delaware
  Regency Rehabilitation Management and Consulting Services, Inc.......................  California
  Regency Rehab Properties, Inc........................................................  California
  Regency--Tennessee, Inc..............................................................  Tennessee
  RHS Management Corporation...........................................................  California
  Rose Rehabilitation Center...........................................................  California

                                                                                              JURISDICTION OF
                                                                                               INCORPORATION
                                                                                         -------------------------
  Rosewood Rehabilitation Center, Inc..................................................  California
  Shandin Hills Rehabilitation Center..................................................  California
  Stockton Rehabilitation Center, Inc..................................................  California
  SunPlus Home Health Services, Inc....................................................  California
  Vista Knoll Rehabilitation Center, Inc...............................................  California
  Willowview Rehabilitation Center.....................................................  California

SHG International Holdings, Inc........................................................  Delaware
  SHG Holdings Pty Limited (90% by Sun Healthcare Group, Inc.).........................  Australia
    Sun Healthcare Group Australia Pty Limited.........................................  Australia
    --Alpha Healthcare Limited (38.2% interest)........................................  Australia
    Sun Moran Healthcare Group Australia Pty Limited...................................  Australia
    --Greenway Park Developments Pty Limited*..........................................  Australia
    --The Carmichael Private Hospital Pty Limited*.....................................  Australia
    --Shellharbour Private Hospital Pty Limited*.......................................  Australia
    --Bigge Street Private Hospital & Clinic Pty Limited*..............................  Australia
    --Yalandi Pty Limited*.............................................................  Australia
    --Stechhi Pty Limited*.............................................................  Australia
    Sun Healthcare Holdings Pty Limited................................................  Australia

  * 50% interest held by Sun Moran Healthcare Group Australia Pty Limited and .1% interest held by Sun Healthcare Group, Inc.

SHG Netherlands I, Inc.................................................................  New Mexico

SunBridge, Inc.........................................................................  New Mexico

SunCare Respiratory Services, Inc......................................................  Indiana

SunChoice Medical Supply, Inc..........................................................  New Mexico

SunDance Rehabilitation Corporation....................................................  Connecticut
  Cal-Med, Inc.........................................................................  California
    Accelerated Care Plus, LLC (50% interest)..........................................  Delaware
  HC, Inc..............................................................................  Kansas
    Accelerated Care Plus, LLC (50% interest)..........................................  Delaware
  Kentucky Outpatient Rehabilitation Facility, Bowling Green (50% interest)............  Kentucky
  Special Medical Services, Inc........................................................  Texas
  SunAlliance Healthcare Services, Inc.................................................  Delaware
    Golan Healthcare Group, Inc........................................................  Massachusetts
    SunDelta Corporation...............................................................  Delaware

Sun Financing I........................................................................  Delaware

Sun Financing II.......................................................................  Delaware

Sun Healthcare (Europe) B.V............................................................  The Netherlands
  Beheer en Beleggingsmaatschappij Hofeind B.V.........................................  The Netherlands
    Sun Healthcare (Deutschland) Gmbh..................................................  Germany
    --Heim Plan Dienstleistungs Gmbh (91.67% interest).................................  Germany

                                                                                              JURISDICTION OF
                                                                                               INCORPORATION
                                                                                         -------------------------
    --Heim Plan Dienstleistungs Gmbh & Co. Beteiligungs KG (91.67% interest)...........  Germany
      Arbeiter-Samariter-Bund Soziale Betreuungs-gesellschaft mbh (75% interest).......  Germany
      ProSeWo Seniorenbetreuungs mbh, Schwerin (50% interest)..........................  Germany
      Landhaus Gluckstadt U. Helms Gmbh Altenund Pflegeheim (40% interest).............  Germany

Sun Healthcare (Europe), LLC...........................................................  New Mexico

Sun Healthcare Group International Limited.............................................  England/Wales
  Eurosar, S.A. (68.5% interest).......................................................  Spain
    Camansar S.A. Castilla (La Mancha) (85.56% interest)...............................  Spain
    Catsar S.A. (Cataluna) (87.87% interest)...........................................  Spain
    Coarasar S.A. (Aragon).............................................................  Spain
    Comansar S.A. (Andalucia) (90.93% interest)........................................  Spain
    Comasar S.A. ( Madrid) (60.99% interest)...........................................  Spain
    Covalsar S.A. (Valencia)...........................................................  Spain
    Euskosar, S.A. (Pais Vasco)........................................................  Spain
    Residencia Terraferma S.L. (Cataluna) (51.0% interest).............................  Spain
  Exceler Health Care Group plc........................................................  England/Wales
    APTA Healthcare plc................................................................  England/Wales
    --APTA Healthcare (Birmingham) plc.................................................  England/Wales
      Friday House Limited.............................................................  England/Wales
      Integrated Rehab. Services Limited...............................................  England/Wales
      Lusby Webber Limited.............................................................  England/Wales
      Oaklands Nursing Home Limited....................................................  England/Wales
      Wyncroft House Limited...........................................................  England/Wales
    --APTA Healthcare (Nottingham) Limited.............................................  England/Wales
    --APTA Healthcare (UK) Limited.....................................................  England/Wales
    --Watercrest Developments Limited..................................................  England/Wales
    Ashbourne PLC......................................................................  Scotland
    --Elders Pharmacies Ltd. (51% interest)............................................  Scotland
    --Ashbourne Homes PLC..............................................................  Scotland
    --Ashbourne Homes (Developments) Ltd...............................................  Scotland
    --Ashbourne Finance Ltd............................................................  Scotland
    --Elders PLC.......................................................................  Scotland
    --Hi-Care Homes (Markfield) Ltd....................................................  England/Wales
    --Larstrike Ltd....................................................................  England/Wales
    --Midfield Lodge Ltd...............................................................  England/Wales
    --Openlink Ltd.....................................................................  England/Wales
    --Sedbury Park Ltd.................................................................  England/Wales
    --Uniscript Ltd....................................................................  England/Wales
    --Zek Estates Ltd..................................................................  England/Wales
    Cairncroft Limited (50% holding in Cairncroft Partnership).........................  England/Wales
      Community Care Management Services Limited.......................................  England/Wales
    Exceler Healthcare Services Limited................................................  England/Wales
    Exceler Ireland Limited............................................................  England/Wales
    Firmprior Limited..................................................................  England/Wales
    Forest Healthcare Limited..........................................................  England/Wales

                                                                                              JURISDICTION OF
                                                                                               INCORPORATION
                                                                                         -------------------------
    Glyndbourne Limited................................................................  Isle of Man
    Gradeindex Limited.................................................................  England/Wales
    Hemsworth Park Health Care Limited.................................................  England/Wales
    Modelfuture Limited................................................................  England/Wales
    Noblerevel Limited.................................................................  England/Wales
    Pooltown Homes Limited.............................................................  England/Wales
    Printdemand Limited................................................................  England/Wales
    Tan-y-Bryn Limited.................................................................  England/Wales
    Trimbit Limited....................................................................  England/Wales
    --Manor Nursing Homes Limited (intermediate holding)...............................  England/Wales
  Sunscript UK Limited.................................................................  England/Wales
    N & J Sampson Limited..............................................................  England/Wales
    --Intervital Limited (50% interest)................................................  England/Wales
    Park Chemist (Liverpool) Limited...................................................  England/Wales
    P F Young Limited..................................................................  England/Wales
    West End Pharmacy Limited..........................................................  England/Wales
  Sunchoice UK Limited.................................................................  England/Wales

Sun Lane Purchase Corporation..........................................................  New Mexico

Sunmark of New Mexico, Inc.............................................................  New Mexico

SunQuest Consulting, Inc...............................................................  New Mexico
  Suncoast Rehabilitation Management Services, L.L.C. (73% member).....................  New Jersey

SunRise Healthcare Corporation.........................................................  New Mexico
  Clipper Home of North Conway, Inc....................................................  New Hampshire
  Clipper Home of Portsmouth, Inc......................................................  New Hampshire
  Clipper Home of Rochester, Inc.......................................................  New Hampshire
  Clipper Home of Wolfeboro, Inc.......................................................  New Hampshire
  Goodwin Nursing Home, Inc............................................................  New Hampshire
  Honorcare Management Company, Inc....................................................  Oklahoma
  Living Services, Inc.................................................................  Washington
  Nursing Home, Inc....................................................................  Washington
  Sunrise Healthcare of Colorado, Inc..................................................  Colorado
  Sunrise Rehab of Colorado, Inc.......................................................  Colorado

Sunrise Healthcare of Florida, Inc.....................................................  Florida

SunScript Pharmacy Corporation.........................................................  New Mexico
  SunFactors, Inc......................................................................  Florida
    Pharmacy Factors of California, Inc................................................  California
    Pharmacy Factors of Florida, Inc...................................................  Florida
    Pharmacy Factors of Texas, Inc.....................................................  Texas

SunSolution, Inc.......................................................................  Delaware

The Mediplex Group, Inc................................................................  Massachusetts
  Bergen Eldercare, Inc................................................................  New Jersey
  Community Re-Entry Services of Cortland, Inc.........................................  Delaware
  G-WZ of Stamford, Inc................................................................  Connecticut
  HTA of New Jersey, Inc...............................................................  New Jersey
  LTC Staffinders, Inc.................................................................  Connecticut

                                                                                              JURISDICTION OF
                                                                                               INCORPORATION
                                                                                         -------------------------
  Manatee Springs Nursing Center, Inc..................................................  Florida
  Mediplex Atlanta Rehabilitation Institute, Inc.......................................  Georgia
  Mediplex Management, Inc.............................................................  Massachusetts
  Mediplex Management of Hamilton, Inc.................................................  New Jersey
  Mediplex Management of New Jersey, Inc...............................................  New Jersey
  Mediplex Management of Palm Beach County, Inc........................................  Florida
  Mediplex Management of Port St. Lucie, Inc...........................................  Florida
  Mediplex Management of Texas, Inc....................................................  Texas
  Mediplex of Connecticut, Inc.........................................................  Connecticut
  Mediplex of Kentucky, Inc............................................................  Kentucky
  Mediplex of Maryland, Inc............................................................  Maryland
  Mediplex of Massachusetts, Inc.......................................................  Massachusetts
    Mediplex of Concord, Inc...........................................................  Massachusetts
  Mediplex of New Hampshire, Inc.......................................................  New Hampshire
    Bay Colony Health Service, Inc.....................................................  Massachusetts
  Mediplex of New Jersey, Inc..........................................................  New Jersey
    P.M.N.F. Management, Inc...........................................................  New Jersey
  Mediplex of New York, Inc............................................................  New York
  Mediplex of Ohio, Inc................................................................  Ohio
  Mediplex of Tennessee, Inc...........................................................  Tennessee
  Mediplex of Virginia, Inc............................................................  Virginia
  Mediplex Properties, Inc.............................................................  Massachusetts
  Mediplex Rehabilitation of Massachusetts, Inc........................................  Massachusetts
  Mediscript, Inc......................................................................  Delaware
  Neurotrauma Rehab, Inc...............................................................  Maryland
  New Bedford Nursing Center, Inc......................................................  Massachusetts
  Oakview Treatment Centers of Kansas, Inc.............................................  Kansas
  Quality Care Holding Corp............................................................  Massachusetts
    Quality Care of New Jersey, Inc....................................................  New Jersey
    Quality Nursing Care of Massachusetts, Inc.........................................  Massachusetts
  Spofford Land, Inc...................................................................  New Hampshire
  Sun Care Corp........................................................................  Delaware
  Sun Healthcare, Inc..................................................................  Colorado
  SUNSPECTRUM Outpatient Rehabilitation-- Concord, Inc.................................  Massachusetts
  Worcester Nursing Center, Inc........................................................  Massachusetts

PARTNERSHIP INTERESTS

                                                                                                 JURISDICTION OF
             NAME OF PARTNERSHIP                            SHAREHOLDERS/PARTNERS                 ORGANIZATION.
----------------------------------------------  ----------------------------------------------  ------------------
Cairncroft Nursing Homes Partnership            Cairncroft Limited--50% owner                   England/Wales

Chico Real Estate Partners, a general           SunRise Healthcare Corporation--50% partner     Washington
  partnership

HSR Partners, L.P.                              CareerStaff Management, Inc.--1% general        Texas
                                                  partner; Healthcare Staff Resources,
                                                  Inc.--89% Class A limited partner

                                                                                                 JURISDICTION OF
             NAME OF PARTNERSHIP                            SHAREHOLDERS/PARTNERS                 ORGANIZATION.
----------------------------------------------  ----------------------------------------------  ------------------
Langdon Place of Dover, a New Hampshire         SunRise Healthcare Corporation--5% managing     New Hampshire
  General Partnership                             partner

Langdon Place of Keene Limited Partnership      SunRise Healthcare Corporation--5% general      New Hampshire
                                                  partner

L.P.E., a New Hampshire General Partnership     SunRise Healthcare Corporation--5% managing     New Hampshire
                                                  partner

San Bernardino Rehabilitation Hospital, a       San Bernardino Rehabilitation Hospital,         California
  California General Partnership                  Inc.--50% partner

San Joaquin Valley Rehabilitation Hospital      Orange Rehabilitation Hospital, Inc.-- 1%       California
                                                  general partner; Orange Rehabilitation
                                                  Hospital, Inc.--69% limited partner

Savannas Hospital Limited Partnership           Mediplex Management of Port St. Lucie,          Florida
                                                  Inc.--1% general partner; Mediplex
                                                  Management, Inc.--99% limited partner

Sun Delta I Limited Partnership                 Sun Delta Corporation--1% general partner;      Texas
                                                  SunAlliance Healthcare Services, Inc.--50%
                                                  limited partner

Tall Pines Joint Venture                        Spofford Land, Inc.--50% partner                Connecticut

The St. Catherines Clinic Limited Partnership   Columbia Centre for Rehabilitation,             Canada
                                                  Inc.--100%; 2817381 Canada, Inc.--General
                                                  Partner

Therapists Unlimited-Baltimore/ Washington,     CareerStaff Management, Inc.--1% general        Texas
  D.C., L.P.                                      partner; PRI, Inc.--89% Class A limited
                                                  partner

Therapists Unlimited-Chicago II, L.P.           CareerStaff Management, Inc.--1% general        Texas
                                                  partner; PRI, Inc.--89% Class A limited
                                                  partner

Therapists Unlimited-Detroit II, L.P.           CareerStaff Management, Inc.--1% general        Texas
                                                  partner; PRI, Inc.--89% Class A limited
                                                  partner

Therapists Unlimited-Fresno, L.P.               CareerStaff Management, Inc.--1% general        Texas
                                                  partner; PRI, Inc.--89% Class A limited
                                                  partner

Therapists Unlimited-Indianapolis, L.P.         CareerStaff Management, Inc.--1% general        Texas
                                                  partner; PRI, Inc.--89% Class A limited
                                                  partner

Therapists Unlimited-New Orleans, L.P.          CareerStaff Management, Inc.--1% general        Texas
                                                  partner; PRI, Inc.--89% Class A limited
                                                  partner

Therapists Unlimited-Philadelphia, L.P.         CareerStaff Management, Inc.--1% general        Texas
                                                  partner; PRI, Inc.--89% Class A limited
                                                  partner

                                                                                                 JURISDICTION OF
             NAME OF PARTNERSHIP                            SHAREHOLDERS/PARTNERS                 ORGANIZATION.
----------------------------------------------  ----------------------------------------------  ------------------
Therapists Unlimited-San Francisco, L.P.        CareerStaff Management, Inc.--1% general        Texas
                                                  partner; PRI, Inc.--89% Class A limited
                                                  partner

Therapists Unlimited-Seattle, L.P.              CareerStaff Management, Inc.--1% general        Texas
                                                  partner; PRI, Inc.--89% Class A limited
                                                  partner

Therapists Unlimited-Travelers, L.P.            CareerStaff Management, Inc.--1% general        Texas
                                                  partner; PRI, Inc.--89% Class A limited
                                                  partner

West Jersey/Mediplex Rehabilitation L.P.        Mediplex of New Jersey, Inc.--89% general       New Jersey
                                                  partner; Bergen Eldercare, Inc.--11% Class A
                                                  limited partner